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                                                                 EXHIBIT 10.1

                                AMENDMENT NO. 2
                                       TO
                       MHC OPERATING LIMITED PARTNERSHIP
                   AMENDED AND RESTATED PARTNERSHIP AGREEMENT


     This Amendment No. 2 (the "Amendment") to Amended and Restated MHC Operating Limited Partnership Amended and Restated Partnership Agreement (the "Agreement") is made as of February 15, 1996 by Manufactured Home Communities, Inc., a Maryland corporation and the general partner (the "General Partner") of MHC Operating Limited Partnership, an Illinois limited partnership (the "Partnership").

                                R E C I T A L S

     A. The Partners (as defined in the Agreement) executed the Agreement as of March 3, 1993 and Amendment No. 1 to the Agreement dated as of August 18, 1994.

     B. Pursuant to the power of attorney granted under Section 16 of the Agreement, the General Partner desires to amend the Agreement to reflect the amendment set forth herein.

                                    CLAUSES

     In consideration of the preceding, as well as the mutual covenants and provisions set forth below, the General Partner on behalf of all Partners, amends the Agreement as follows:

     1. Section 3.3(b): Section 3.3(b) of the Agreement is hereby deleted in its entirety and replaced with the following Section 3.3(b):

           "The net proceeds of any and all funds raised by or through the Company through the issuance of additional shares of stock of the Company (whether common or preferred) (i) shall be contributed to the Partnership as additional Capital Contributions, and in such event the Company shall be issued additional OP Units pursuant to Section 3.2(B) above or (ii) in the case of preferred stock, may, at the option of the Company, be advanced by the Company in consideration of the issuance of a promissory note having substantially the same terms and conditions, rights and preferences as the preferred stock."

     2. Reaffirmation of other Terms. The General Partner reaffirms all other terms contained in the Agreement.

     3. Defined Terms. All capitalized terms used herein and not defined shall have the meanings given such terms in the Agreement.


                                    GENERAL PARTNER:

                                    MANUFACTURED HOME COMMUNITIES, INC., a
                                    Maryland corporation


                                    By:     \s\ David A. Helfand
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                                    Name:   David A. Helfand
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                                    Title:  President
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